Exhibit 99.4

THE BANK OF NEW YORK

NEW YORK’S FIRST BANK-FOUNDED 1784 BY ALEXANDER HAMILTON

101 BARCLAY STREET, NEW YORK, N.Y. 10286

NOTICE OF FINAL PAYMENT

To The Holders of

AmSouth Auto Trust

Series 2000-1

Be advised that Classes A4, B, and C for the above referenced issue will be making its final payment in full on September 15, 2004. Payment will be as follows:

Class A4 Principal Payment $5,120,182.40 (Cusip 03216 TAD2)

Class B Principal Payment $28,510,000.00 (Cusip 03216 TAE0)

Class C Principal Payment $14,260,000.00 (Cusip 03216 TAF7)

The Notes shall on the Redemption Date cease to be outstanding and no interest shall accrue thereafter. If you have any questions, please do hesitate to contact me, or my associate.

Joseph Reuter

Associate

The Bank of New York

212-815-5629

James Bowden

Assistant Vice President

The Bank of New York

212-815-2489